UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:          May 11, 2011
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Street Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 11, 2011, the Board of Directors of Integrys Energy Group (the “Company") approved the following amendments to the Company's By-laws:

1)	Article II, Section 2 and Article III, Sections 2 and 3 were amended to reflect that the Board of Directors has a single class of directors that are elected to one year terms; and

2)	Article III, Section 2 was amended to decrease the size of the Board of Directors from 13 to 12 directors.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 11, 2011, the Company held its 2011 Annual Meeting of Shareholders. At the Annual Meeting, the Company’s shareholders voted on the following proposals:

1)	The election of 12 directors to the Company’s Board of Directors for a one-year term to expire at the Company’s 2012 Annual Meeting of Shareholders;

2)	The approval of a non-binding advisory resolution on the compensation of the Company's named executive officers;

3)	A non-binding advisory vote regarding the frequency of future advisory votes related to the compensation of the Company's named executive officers; and

4)	The ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company and its subsidiaries for the year ending December 31, 2011.

The nominees named below were elected as directors at the Annual Meeting by the following final votes cast:

Name of Nominee	For	Withheld	Broker Non-Vote
Keith E. Bailey	46,626,885	990,435	15,028,478
William J. Brodsky	46,661,470	955,849	15,028,479
Albert J. Budney, Jr.	46,726,858	890,462	15,028,478
Pastora San Juan Cafferty	46,521,469	1,095,850	15,028,479
Ellen Carnahan	45,008,005	2,609,314	15,028,479
Michelle L. Collins	46,667,237	950,082	15,028,479
Kathryn M. Hasselblad-Pascale	45,924,592	1,692,728	15,028,478
John W. Higgins	46,707,545	909,774	15,028,479
James L. Kemerling	46,575,851	1,041,468	15,028,479
Michael E. Lavin	46,741,857	875,462	15,028,479
William F. Protz, Jr.	46,674,127	943,192	15,028,479
Charles A. Schrock	45,486,883	2,130,436	15,028,479

Shareholders approved the advisory vote on the compensation of the Company's named executive officers by the following final votes cast:

For	Against	Abstained	Broker Non-Vote
43,316,743	2,635,891	1,664,658	15,028,506

Shareholders indicated their preference, on an advisory basis, that the advisory vote on the Company's named executive officers' compensation be held annually by the following final votes cast:

1 Year	2 Years	3 Years	Abstained	Broker Non-Vote
38,209,834	646,829	7,210,244	1,550,381	15,028,510

The selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company and its subsidiaries for the year ending December 31, 2011, was ratified by the following final votes cast:

For	Against	Abstained
60,642,799	1,593,159	408,840

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibits are being filed herewith:

		(3.1)	Amendments to the Integrys Energy Group, Inc. By-laws effective May 11, 2011

		(3.2)	Integrys Energy Group, Inc. By-laws as in effect at May 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Barth J. Wolf Barth J. Wolf Vice President, Chief Legal Officer and Secretary

Date: May 16, 2011

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated May 11, 2011

Exhibit Number

(3.1)	Amendments to the Integrys Energy Group, Inc. By-laws effective May 11, 2011

(3.2)	Integrys Energy Group, Inc. By-laws as in effect at May 11, 2011